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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 19, 2002

                         Commission file number 0-24128

                                BIO-PLEXUS, INC.
             (Exact name of Registrant as specified in its Charter)

           DELAWARE                               06-1211921
 (State or other jurisdiction of    (I.R.S. Employer Identification No.)
  incorporation or organization)

                  129 RESERVOIR ROAD, VERNON, CONNECTICUT 06066
          (Address of principal executive offices, including zip code)

                                 (860) 870-6112
              (Registrant's telephone number, including area code)
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THE DISCUSSIONS SET FORTH BELOW CONTAIN CERTAIN STATEMENTS WHICH ARE NOT
HISTORICAL FACTS AND ARE CONSIDERED FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. FORWARD LOOKING STATEMENTS ARE IDENTIFIED BY THE USE OF SUCH TERMINOLOGY AS "BELIEVES," "EXPECTS," "MAY," "SHOULD," "ANTICIPATES," "PLANS," "ESTIMATES," AND "INTENDS," OR DERIVATIONS OR NEGATIVES THEREOF OR COMPARABLE TERMINOLOGY. ACCORDINGLY, SUCH STATEMENTS INVOLVE RISKS (KNOWN AND UNKNOWN) AND UNCERTAINTIES. THESE RISKS AND UNCERTAINTIES INCLUDE THE ABILITY TO MAINTAIN ITS CURRENT MONTHLY BURN RATE; THE EFFECT ON SUPPLIERS, CUSTOMERS, EMPLOYEES AND OTHERS; OF THE COMPANY'S RECEIPT OF A GOING CONCERN OPINION FROM ITS AUDITORS; THE EXTENT OF ACCEPTANCE OF THE COMPANY'S PRODUCTS BY HEALTH CARE PROFESSIONALS; THE COMPANY'S ABILITY TO PROTECT ITS PROPRIETARY TECHNOLOGY; AVAILABILITY OF QUALIFIED PERSONNEL; CHANGES IN, OR FAILURE TO COMPLY WITH GOVERNMENT REGULATIONS; GENERAL ECONOMIC AND BUSINESS CONDITIONS; RELIANCE ON CERTAIN CRITICAL SUPPLIERS; AND OTHER RISK FACTORS AND UNCERTAINTIES DETAILED IN THIS REPORT, DESCRIBED FROM TIME TO TIME IN THE COMPANY'S OTHER SECURITIES AND EXCHANGE COMMISSION FILINGS, OR DISCUSSED IN THE COMPANY'S PRESS RELEASES. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR ADVISE UPON ANY SUCH FORWARD-LOOKING STATEMENT.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On June 19, 2002 Bio-Plexus, Inc. (the "Company") closed on $2.5 million in new debt financing. The debt financing was provided pursuant to a Securities Purchase Agreement with the investors named therein (together, the "Investors") and ComVest Venture Partners, L.P. ("ComVest"), in its capacity as administrative agent to the Investors, dated as of June 18, 2002 (the "Securities Purchase Agreement"). Under the Securities Purchase Agreement, the Company sold to the Investors 25 Units (the "Units"), each Unit consisting of a
(i) $100,000 Senior Subordinated 7% Non-Convertible Promissory Note (the "Notes"), and warrants to purchase 50,000 shares of Common Stock of the Company (the "Warrants").

The Notes bear interest at the rate of 7% per annum, which shall accrue through the earlier of (i) the date on which the Notes are converted; (ii) December 18, 2004; (iii) the date on which the Company consummates a merger, combination or sale of all or substantially all of the assets of the Company; or (iv) upon the acquisition of more than 50% of the voting power or interest of the Company by the purchase by a single entity or person or "group" existing pursuant to
Section 13(d) of the Securities Exchange Act of 1934, as amended.

The Notes shall rank senior to all other indebtedness for money borrowed of the Company, and are secured by a first perfected priority lien and security interest (the "Security Interest") in certain collateral of the Company, pursuant to the terms and conditions of a Security Agreement, dated as of June 18, 2002, by and among the Company, each of the Investors and ComVest, in its capacity as administrative agent for the investors (the "Security Agreement"). The Notes are also secured by a second mortgage (the "Mortgage") on the Company's headquarters located in Vernon, Connecticut and owned by the Company (the "Mortgagee Collateral"), pursuant to the terms and conditions of a Mortgage and Security Agreement, dated as of June 18, 2002, by the Company (the "Mortgage and Security Agreement"). In the event the Company establishes a revolving credit facility with an institutional lender for a maximum of $2,000,000, and repayment of such credit facility is secured by certain collateral of the Company,
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including accounts receivable and inventory (the "Lender Collateral"), then the
Security Interest shall automatically become subordinate to the Lender's first perfected priority lien and security interest only with respect to the Lender Collateral, so that repayment of the Notes shall be secured by a second perfected lien and security interest only with respect to the Lender Collateral.

The Notes contain optional and automatic conversion provisions. In the event the Company (i) fails to pay the Notes when due (whether at the Maturity Date or upon an event of default under the Notes), or (ii) fails to meet the performance milestones set forth in the Notes, the holders of the Notes shall have the right to convert the Notes into shares of Common Stock at a conversion price equal to a 15% discount to the average closing bid price for the 5 trading days immediately following the later of (i) the date of such event of default or failure to meet the performance milestones, and (ii) the date of the issuance of any press release relating to the event of default. In the event (i) the average closing bid price for the Common Stock has equaled or exceeded 3 times the Automatic Conversion Price (as defined in the Securities Purchase Agreement) for a period of 20 consecutive trading days; and (ii) the shares of Common Stock issuable upon conversion of the Notes (the "Conversion Shares") are trading on a national securities exchange or the NASDAQ SmallCap or National Market System, and all such securities are fully registered for resale or fully tradeable under Rule 144 and not subject to any lock-up provisions, then the Company shall have the right to convert the Notes into Conversion Shares at a conversion price equal to $1.00 per share; provided, however, that the aggregate amount of the Notes that may be converted in any 30-day period shall be limited to the number of Conversion Shares as shall equal 10 times the average daily trading volume during the 30-day period immediately prior to any notice of conversion as set forth in the Notes. The Notes also contain customary prepayment provisions and anti-dilution provisions.

The Warrants are exercisable at a per share exercise price of $1.00. The Warrants expire on December 18, 2004 and contain a cashless exercise feature. In the event the Notes are repaid in full on or prior to December 18, 2002, the Company shall have the right to redeem 50% of each Warrant at a price of $.01 per Warrant Share.

The Investors include the following entities and individuals: (A) ComVest, which purchased 10.6 Units; (B) RMC Capital, LLC ("RCM"), which purchased 3.3 Units;
(C) Robert Priddy ("Priddy"), who purchased 3.3 Units; (D) John S. Metz, the Company's President, Chief Executive Officer and Director who purchased 0.16 Units; (E) Brian Herrman, the Company's Chief Financial Officer who purchased
0.033 Units; and (F) Scott Tepper, who is a director of the Company, who purchased 0.16 Units. After giving effect to their purchase of the Units, Comvest, RCM and Priddy may be deemed to beneficially own, respectively 41.6%, 13.9%, and 27.3% of the outstanding shares of the Company's common stock.

Pursuant to an Advisory Agreement by and between the Company and Commonwealth Associates L.P. ("Commonwealth") dated as of May 10, 2002 (the "Advisory Agreement"), Commonwealth agreed to act as financial advisor to the Company. During the term of the Advisory Agreement and for a period of 6 months thereafter, Commonwealth has a right of first refusal to act as exclusive placement agent or financial advisor in connection with any private placement by the Company in excess of $1,000,000. As compensation for services rendered to the Company under the Advisory Agreement, Commonwealth received a warrant to purchase 1,000,000 shares of Common Stock at a per share exercise price equal to $1.00 (the "Advisor Warrant" and together with the Notes and the Warrants, the "Securities").

Pursuant to the Securities Purchase Agreement, the Company agreed to file a registration statement on Form S-3 by September 18, 2002, covering the Conversion Shares, the Warrant Shares and the shares of Common Stock underlying the Advisor Warrants (the "Advisor Warrant Shares"). In addition, the Company agreed to use its best efforts to cause the registration statement to become effective by December 18, 2002.
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Pursuant to the Securities Purchase Agreement, ComVest, Commonwealth and the
Investors were also granted unlimited piggyback registration rights with respect to any registration statements filed by the Company after June 18, 2002. The piggyback registration rights are subject to customary limitations and exceptions.

Also pursuant to the Securities Purchase Agreement, the Company agreed to cause certain existing Company securityholders, to agree that, until the Warrant Shares are fully registered and freely tradeable, such securityholders will not directly or indirectly sell, offer to sell, contract to sell, grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it.

The foregoing is based in part upon the information contained in Amendment No. 1 filed June 28, 2002 ("Amendment No. 1") to the Schedule 13D with respect to the Company filed by ComVest Venture Partners, L.P., ComVest Management, LLC, RMC Capital, LLC, Michael S. Falk and Robert Priddy originally filed on June 3, 2002.

The foregoing descriptions of the Securities Purchase Agreement, the Notes, the Warrants, the Security Agreement, the Mortgage Agreement, the Advisory Agreement, and the Advisor Warrants are not intended to be complete and are qualified in their entirety by the complete texts of the Securities Purchase Agreement, the form of Note, the form of Warrant, the Security Agreement, the Mortgage Agreement, and the Advisory Agreement, and the form of Advisor Warrant, all of which are filed as exhibits hereto and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits

Exhibit Number  Description                                                       Method of Filing
4.1             Securities Purchase Agreement, dated as of June 18, 2002, by      Incorporated by reference to Exhibit 2 of
                and among Bio-Plexus, Inc., ComVest Venture Partners, L.P., as    Amendment No. 1 filed June 28, 2002
                administrative agent for the purchasers, and each of the          ("Amendment No. 1") to the Schedule 13D
                purchasers listed on Schedule A attached thereto.                 with respect to the Company filed by
                                                                                  ComVest Venture Partners, L.P., ComVest
                                                                                  Management, LLC, RMC Capital, LLC, Michael
                                                                                  S. Falk and Robert Priddy originally filed
                                                                                  on June 3, 2002 (the "Original 13D")

4.2             Form of Senior Subordinated 7% Non-Convertible Promissory Note    Incorporated by reference to Exhibit 3 to
                issued by Bio-Plexus, Inc. in favor of ComVest Venture            Amendment No. 1.
                Partners, L.P. and each of the purchasers listed on Schedule A to the Securities Purchase Agreement.

4.3             Form of Warrant to Purchase Shares of Common Stock of             Incorporated by reference to Exhibit 4 to
                Bio-Plexus, Inc. issued to ComVest Venture Partners, L.P. and     Amendment No. 1.
                each of the purchasers listed on Schedule A to the Securities
                Purchase Agreement.

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

4.4             Security Agreement, dated as of June 18, 2002, by and among       Incorporated by reference to Exhibit 5 to
                Bio-Plexus, Inc. and ComVest Venture Partners, L.P., as           Amendment No. 1.
                administrative agent for the purchasers, and each of the
                purchasers listed on Schedule A to the Securities Purchase
                Agreement.

4.5             Mortgage Agreement, dated as of June 18, 2002, by Bio-Plexus,     Incorporated by reference to Exhibit 6 to
                Inc. incorporated herein by reference to the Schedule 13d.        Amendment No. 1.

4.6             Form of Advisor Warrant to Purchase 1,000,000 shares of Common    Incorporated by reference to Exhibit 8 to
                Stock of Bio-Plexus, Inc., issued to Commonwealth Associates,     Amendment No. 1.
                L.P. (and allocated to the individuals and entities listed in the Warrant Instruction Letter).

10.1            Advisory Agreement, dated May 10, 2002, by and between            Incorporated by reference to Exhibit 7 to
                Commonwealth Associates, L.P. and Bio-Plexus, Inc.                Amendment No. 1.

10.2            Placement Agent Agreement, dated June 18, 2002, by and between    Incorporated by reference to Exhibit 10 to
                Commonwealth Associates, L.P. and Bio-Plexus, Inc.                Amendment No. 1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      BIO-PLEXUS, INC. (REGISTRANT)

                                      By: /s/           JOHN S. METZ
                                          --------------------------------------
                                          John S. Metz
                                          President, Chief Executive Officer and
                                          Director


Dated: July 3, 2002